UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MWI Veterinary Supply, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

MWI VETERINARY SUPPLY, INC.

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, February 9, 2010 3:00 p.m. MST
The Grove Hotel
245 S. Capitol Blvd. Boise, ID 83702

Directions to the MWI Veterinary Supply, Inc. Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/mwiv.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on February 9, 2010.

Notice is hereby given that the Annual Meeting of Stockholders of MWI Veterinary Supply, Inc. will be held at The Grove Hotel, 245 S. Capitol Blvd., Boise, ID 83702 on February 9, 2010 at 3:00 p.m. MST.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Combined Document, Notice and Proxy Statement are available at www.ematerials.com/mwiv

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before January 29, 2010 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors
Keith E. Alessi	A. Craig Olson
Bruce C. Bruckmann	Robert N. Rebholtz, Jr.
James F. Cleary, Jr.	William J. Robison
John F. McNamara

2. Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm
Note: Such other business as may properly come before the meeting or any adjournment thereof.

You may immediately vote your proxy on the Internet at:

www.eproxy.com/mwiv

•   Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 8, 2010.

•  Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote in Person
Should you choose to vote these shares in person at the meeting you must bring your voting card to the annual meeting.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet — Access the Internet and go to www.ematerials.com/mwiv. Follow the instructions to log in, and order copies.
Telephone — Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email — Send us an email at ep@ematerials.com with “MWIV Materials Request” in the subject line. The email must include:

• The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

• If you choose email delivery you must include the email address.

• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MWI VETERINARY SUPPLY, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 14, 2009
Date: February 09, 2010 **Time:** 3:00 PM MST
Location: The Grove Hotel
245 S Capitol Blvd
Boise, ID 83702

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
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of # Sequence

How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000032092_2 R2.09.05.010 1. Combined Document 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 27, 2010 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 Voting items 0000032092_3 R2.09.05.010 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 001 Keith E. Alessi 002 Bruce C. Bruckmann 003 James F. Cleary, Jr. 004 John F. McNamara 005 A. Craig Olson 006 Robert N. Rebholtz, Jr. 007 William J. Robison The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Voting items Continued 0000032092_4 R2.09.05.010 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Reserved for Broadridge Internal Control Information